                                                                    EXHIBIT 21.1


                        WFS FINANCIAL 2001-A OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001
                                    Class A-1


===================================================================================================================================
Original Principal Balance                                                              179,000,000.00

                                                                                                                    PER $1000
                                                                                                                    ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS               BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date                  179,000,000.00             1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date                121,301,159.89              677.660111

                                       Pool Factor                                            0.677660

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Quarterly Principal Distributable Amount                 57,698,840.11                                   322.339889
      Plus: Prior Principal Carryover                                        0.00                                     0.000000
                                                                  ---------------
      Total Principal Distributable Amount                          57,698,840.11                                   322.339889

      Principal Distribution Amount                                 57,698,840.11                                   322.339889
                                                                  ---------------

      Current Principal Carryover                                                                 0.00                0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Quarterly Interest Distributable Amount                   2,136,843.58                                    11.937674
      Plus: Prior Interest Carryover                                         0.00                                     0.000000
                                                                  ---------------
      Total Interest Distributable Amount                            2,136,843.58                                    11.937674

      Interest Distribution Amount                                   2,136,843.58                                    11.937674
                                                                  ---------------

      Current Interest Carryover                                                                  0.00                0.000000


                                                                                                                    PER $1000
                                                                                                                    AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL

      Aggregate Scheduled Balance                                  942,301,159.89                                   942.301160

      Servicing Fee                                                  2,053,606.00                                     2.053606

      Spread Account                                                25,489,502.05                                    25.489502
      Net Change in Spread Account                                     489,502.05                                          n/a

      Note Percentage                                                 100.000000%                                          n/a

      Certificate Percentage                                            0.000000%                                          n/a

===================================================================================================================================

                        WFS FINANCIAL 2001-A OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001
                                    Class A-2


===================================================================================================================================
Original Principal Balance                                                              232,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS                BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date                  232,000,000.00               1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date                232,000,000.00               1000.000000

                                       Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Quarterly Principal Distributable Amount                          0.00                                       0.000000
      Plus: Prior Principal Carryover                                        0.00                                       0.000000
                                                                  ---------------
      Total Principal Distributable Amount                                   0.00                                       0.000000

      Principal Distribution Amount                                          0.00                                       0.000000
                                                                  ---------------

      Current Principal Carryover                                                                 0.00                  0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Quarterly Interest Distributable Amount                   2,774,720.00                                      11.960000
      Plus: Prior Interest Carryover                                         0.00                                       0.000000
                                                                  ---------------
      Total Interest Distributable Amount                            2,774,720.00                                      11.960000

      Interest Distribution Amount                                   2,774,720.00                                      11.960000
                                                                  ---------------

      Current Interest Carryover                                                                  0.00                  0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

      Aggregate Scheduled Balance                                  942,301,159.89                                     942.301160

      Servicing Fee                                                  2,053,606.00                                       2.053606

      Spread Account                                                25,489,502.05                                      25.489502
      Net Change in Spread Account                                     489,502.05                                            n/a

      Note Percentage                                                 100.000000%                                            n/a

      Certificate Percentage                                            0.000000%                                            n/a


===================================================================================================================================

                        WFS FINANCIAL 2001-A OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001
                                    Class A-3

===================================================================================================================================

Original Principal Balance                                                               334,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS               BALANCE

       Aggregate Unpaid Principal Balance as of Prior Distribution Date                  334,000,000.00              1000.000000

       Aggregate Unpaid Principal Balance as of Current Distribution Date                334,000,000.00              1000.000000

                                        Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Note Quarterly Principal Distributable Amount                          0.00                                      0.000000
       Plus: Prior Principal Carryover                                        0.00                                      0.000000
                                                                  ---------------
       Total Principal Distributable Amount                                   0.00                                      0.000000

       Principal Distribution Amount                                          0.00                                      0.000000
                                                                  ---------------

       Current Principal Carryover                                                                 0.00                 0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Note Quarterly Interest Distributable Amount                   3,994,326.88                                     11.959063
       Plus: Prior Interest Carryover                                         0.00                                      0.000000
                                                                  ---------------
       Total Interest Distributable Amount                            3,994,326.88                                     11.959063

       Interest Distribution Amount                                   3,994,326.88                                     11.959063
                                                                  ---------------

       Current Interest Carryover                                                                  0.00                 0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

       Aggregate Scheduled Balance                                  942,301,159.89                                    942.301160

       Servicing Fee                                                  2,053,606.00                                      2.053606

       Spread Account                                                25,489,502.05                                     25.489502
       Net Change in Spread Account                                     489,502.05                                           n/a

       Note Percentage                                                 100.000000%                                           n/a

       Certificate Percentage                                            0.000000%                                           n/a

===================================================================================================================================

                        WFS FINANCIAL 2001-A OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of March 31, 2001
                    for Distribution Date of April 20, 2001
                                    Class A-4


===================================================================================================================================

Original Principal Balance                                                               255,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS                 BALANCE

       Aggregate Unpaid Principal Balance as of Prior
         Distribution Date                                                               255,000,000.00               1000.000000

       Aggregate Unpaid Principal Balance as of Current
         Distribution Date                                                               255,000,000.00               1000.000000

                                        Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Note Quarterly Principal Distributable Amount                          0.00                                       0.000000
       Plus: Prior Principal Carryover                                        0.00                                       0.000000
                                                                   ---------------
       Total Principal Distributable Amount                                   0.00                                       0.000000

       Principal Distribution Amount                                          0.00                                       0.000000
                                                                   ---------------

       Current Principal Carryover                                                                 0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Note Quarterly Interest Distributable Amount                   3,076,831.77                                      12.066007
       Plus: Prior Interest Carryover                                         0.00                                       0.000000
                                                                   ---------------
       Total Interest Distributable Amount                            3,076,831.77                                      12.066007

       Interest Distribution Amount                                   3,076,831.77                                      12.066007
                                                                   ---------------

       Current Interest Carryover                                                                  0.00                  0.000000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL

       Aggregate Scheduled Balance                                  942,301,159.89                                    942,301,160

       Servicing Fee                                                  2,053,606.00                                       2.053606

       Spread Account                                                25,489,502.05                                      25.489502
       Net Change in Spread Account                                     489,502.05                                            n/a

       Note Percentage                                                 100.000000%                                            n/a

       Certificate Percentage                                            0.000000%                                            n/a

===================================================================================================================================